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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                                   OF NEW YORK
                               SEPARATE ACCOUNT A

                       SUPPLEMENT DATED OCTOBER 5, 2009 TO
                       PROSPECTUSES DATED AUGUST 17, 2009

This Supplement updates the prospectus dated August 17, 2009, for certain John Hancock "ANNUITYNOTE SERIES 1 VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York.

You should read this Supplement together with the prospectus for the AnnuityNote Series 1 Contract you purchase (the "Annuity Prospectus"), and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 or, in New York, at 1-800-551-2078 to request a free copy. You may also visit us at www.jhannuities.com or www.jhannuitiesnewyork.com.

Please replace the "Standard Compensation" paragraph under "VIII. General Matters - Distribution of Contracts" section of the Annuity Prospectus with the following:

     Standard Compensation

     The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to AnnuityNote Series 1 A Share Contracts sold through broker-dealers and paid to broker-dealers at the time of the sale is not expected to exceed


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     4.00% of the Purchase Payment. JH Distributors may also pay overrides and expense allowances to its wholesalers.

     For NAV Contracts, no compensation is paid at the time of sale. For both Contracts, however, JH Distributors may pay ongoing compensation to authorized broker-dealers at an annual rate of up to 0.50% of the values of the Contracts attributable to Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Please retain this Supplement for future reference.

                        SUPPLEMENT DATED OCTOBER 5, 2009

XXXXX:1009   333-143073
             333-143074
             333-143075
             333-143076


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